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                                                                  Exhibit 10.1.2

                             AEROVOX INCORPORATED
                           1999 STOCK INCENTIVE PLAN


Section 1.   General Purpose of the Plan; Definitions.

     The name of the plan is Aerovox Incorporated 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to secure for Aerovox Incorporated (the "Company") and its stockholders the benefit of the incentives inherent in Common Stock ownership and the receipt of incentive awards by selected key employees of the Company and its Subsidiaries who contribute to and will be responsible for continued long-term growth of the Company, and to reward employees for such contributions. The Plan is intended to stimulate the efforts of such persons by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company.

     The following terms shall be defined as set forth below:

          (a)  "Act" means the Securities Exchange Act of 1934, as amended.

          (1) "Award" or "Awards" except where referring to a particular category of grant under the Plan shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards, and Other Stock-based Awards.

          (2) "Award Agreement" or "Award Agreements" except where referring to an agreement for a particular category of grant under the Plan shall include Restricted Stock Award Agreements, Deferred Stock Award Agreements, Performance Unit Award Agreements, and Other Stock-based Award Agreements.

          (3)  "Board" means the Board of Directors of the Company.

          (4) "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations, and interpretations.

          (5) "Committee" means the Committee referred to in Section 2. If at any time no Committee shall be in office, the functions of the Committee shall be exercised by the Board.

          (b)  "Deferred Stock Award" is defined in Section 9(a).

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               (c)  "Discretionary Payment" means a payment made pursuant to
       Section 7(d).

          (d) "Fair Market Value" on any given date means the highest closing sale price on the date immediately preceding the date in question of a share of Stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such Stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such Stock is listed, or, if such Stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such Stock on the date immediately preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use, or if no such quotation system is available, the fair market value on the date in question as determined in good faith by the Committee in accordance with the applicable provisions of the Code.

          (e) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" as defined in the Code.

          (f) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated under the Act, or any successor definition under the Act, excluding any director who would not also be an "outside director" for purposes of Section 162(m) of the Code.

          (g) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (h)  "Other Stock-based Award" is defined in Section 11(a).

          (i)  "Performance Unit Award" is defined in Section 10(a).

          (j)  "Restricted Stock Award" is defined in Section 8(a).

          (k) "Stock" or "Common Stock" means the common stock, $1.00 par value, of the Company, subject to adjustments pursuant to Section 3.

          (l)  "Stock Appreciation Right" or "SAR" means a right described in
     Section 7(a) and granted either independently of other Awards or in tandem with the grant of a Stock Option.

          (m) "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

          (n) "Subsidiary" means any corporation or other entity (other than the Company) in an unbroken chain beginning with the Company if each of the entities (other than the

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     last entity in the unbroken chain) owns stock or other interests possessing
     50% or more of the total combined voting power of all classes of stock or other interest in one of the other corporations in the chain.

            (o)  "Unrestricted Stock" is defined in Section 8(f).

Section 2.  Committee Authority to Select Participants and Determine Awards,
Etc.

     The Plan shall be administered by a Committee of not less than two directors, all of whom are Non-Employee Directors. Members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (a) to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted; (b) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Deferred Stock, Performance Units, and any Other Stock-based Awards, or any combination of the foregoing, granted to any one or more participants; (c) to determine the number of shares to be covered by any Award; (d) to determine the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants; (e) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and (f) to adopt, alter, and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable, to interpret the terms and provisions of the Plan and any Award (including related Award Agreements), to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan, and otherwise to supervise the administration of the Plan. All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

Section 3.  Shares Issuable Under The Plan; Mergers; Substitution.

     (a)  Shares Issuable. The maximum number of shares of Stock reserved and
          ---------------
available for issuance under the Plan shall be 500,000. For purposes of the foregoing limitations, Awards and Stock which are forfeited, reacquired by the Company, or satisfied without the issuance of Stock shall not be counted. Subject to such overall limitation, shares may be issued up to such maximum pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

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     (b)    Stock Dividends, Mergers, etc. In the event of a stock dividend,
            -----------------------------
stock split, or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. Subject to subsection
(d) below, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's outstanding Stock by a single person or entity or by a group or persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets or the dissolution or liquidation of the Company, (any of the foregoing, a "covered transaction"), all Awards that are not automatically converted into other securities in the covered transaction shall expire; provided, that if there is a surviving or acquiring corporation, the Committee in its sole discretion may arrange, subjection to consummation of the covered transaction, for the assumption of Awards or the grant of replacement awards by the surviving or acquiring corporation or an affiliate thereof.

     (c)    Substitute Awards. The Company may grant Awards under the Plan in
            -----------------
substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 3(a).

     (d)    Change of Control. Notwithstanding any other provision of this
            -----------------
Plan, in the event of a Change of Control of the Company as defined in Exhibit A hereto: (i) each Stock Option and Stock Appreciation Right shall automatically become fully exercisable (unless the Committee shall otherwise expressly provide at the time of grant), and (ii) restrictions and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-Based Awards shall automatically be deemed waived (but only if and to the extent specified by the Committee at or after the time of grant). The provisions of this subsection (d) shall apply prior to the application of the second sentence of subsection (b) above.

Section 4.  Eligibility.

     Participants in the Plan will be such full or part-time officers and other key employees of the Company and its Subsidiaries (excluding a director who is not a full-time employee) who are selected from time to time by the Committee in its sole discretion.

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Section 5. Limitations on Term and Dates of Awards.

     (a)   Duration of Awards. Subject to Sections 15(a) and 15(c) below, no
           ------------------
restrictions or limitations on Awards shall extend beyond 10 years from the grant date, except that deferrals, elected by participants, of the receipt of Stock or other benefits under the Plan may extend beyond such date.

     (b)   Special Limitations Applicable to Certain Awards. Subject to
           ------------------------------------------------
adjustment as provided in Section 3, to the extent such adjustment is consistent with the continued satisfaction by exempt Options and SARs of the requirements of Section 162(m)(4)(C) of the Code, the maximum number of shares of Common Stock for which Options may be awarded under the Plan to any participant in any calendar year, and the maximum number of shares of Common Stock for which SARs may be awarded under the Plan to any participant in any calendar year, is in each case 50,000 shares. For purposes of the preceding sentence, the regrant of a canceled Option or SAR, or the repricing of an Option or SAR, shall be treated as a separate Award to the extent required under Section 162(m)(4)(C) of the Code.

     (c)   Latest Grant Date. No Award shall be granted more then 10 years
           -----------------
after the date the Plan is approved by the Board, but then outstanding Awards may extend beyond such date.

Section 6. Stock Options.

     Each Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Each Stock Option granted under the Plan shall be deemed to be a Non-Qualified Stock Option unless it is designated as an Incentive Stock Option at time of grant. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (1)    Option Price. The option price per share of Stock purchasable under
            ------------
a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If any employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the date of grant.

     (2)    Option Term. The term of each Stock Option shall be fixed by the
            -----------
Committee, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company

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or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

     (3)  Exercisability. Stock Options shall be exercisable at such future time
          --------------
or times, whether or not in installments, as shall be determined by the Committee at or after the date of grant. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.

     (4)  Method of Exercise. Stock Options may be exercised in whole or in part
          ------------------
by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by (i) in cash or by certified check, bank draft or money order payable to the order of the Company or (ii) if permitted by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, (A) through the delivery of shares of Stock having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price (which shares, if previously acquired from the Company, shall have been outstanding for six months or such other period as the Committee may require) or (B) by delivery of a promissory note of the optionee to the Company payable on such terms as are specified by the Committee, or by a combination of cash (or cash and Stock) and the optionee's promissory note; provided, that if the Stock delivered upon exercise of the Stock Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash if the Committee determines that cash payment is required by law, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, (D) by any combination of the permissible forms of payment.

     (5)  Nontransferability of Options. Unless otherwise provided by the
          -----------------------------
Committee, a Stock Option shall not be transferable by the optionee other than by will or by the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

     (6)  Termination by Death. If an optionee's employment by the Company and
          --------------------
its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall at any time determine prior to death), by the legal representative or legatee of the optionee, for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of death or until the expiration of the stated term of the Option if earlier.

     (7)  Termination by Reason of Disability. Any Stock Option held by an
          -----------------------------------
optionee whose employment by the Company and its Subsidiaries has terminated by reason of permanent disability may thereafter be exercised to the extent it was exercisable at the time of such

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termination (or on such accelerated basis as the Committee shall at any time determine prior to such termination) for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of the Option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Option if earlier.

     (8)   Termination by Reason of Retirement. Any Stock Option held by an
           -----------------------------------
optionee whose employment by the Company and its Subsidiaries has terminated by reason of retirement may thereafter be exercised to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Committee shall at any time determine prior to such termination) for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of the Option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Option if earlier.

     (9)   Other Termination. Unless otherwise determined by the Committee, if
           -----------------
an optionee's employment by the Company or its Subsidiaries terminates for any reason other than death, permanent disability, or retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable on the date of termination of employment (or on such accelerated basis as the Committee shall determine at or after the time of grant) for a period of three months (or such longer period up to three years as the Committee shall specify at or after the time of grant) from the date of termination of employment or until the expiration of the stated terms of the Option if earlier.

     (10)  Form of Settlement. Subject to Section 16(a) and Section 16(c)
           ------------------
below, shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock or Deferred Stock, or may reserve the right to so provide after time of grant.

Section 3. Stock Appreciation Rights; Discretionary Payments.

     (1)   Nature of Stock Appreciation Right. A Stock Appreciation Right is an
           ----------------------------------
Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under paragraph (e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem

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with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (2)  Grant and Exercise of Stock Appreciation Rights. Stock Appreciation
          -----------------------------------------------
Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     (3)  Terms and Conditions of Stock Appreciation Rights. Stock Appreciation
          -------------------------------------------------
Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participants's lifetime only by the participant or the participant's legal representative.

          (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

     (4)  Discretionary Payments. Notwithstanding that a Stock Option at the
          ----------------------
time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the shares subject to such Stock Option exceeds the exercise price of such Stock Option at the

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time of its exercise, the Committee may, in its discretion, cancel such Stock
Option, in which event the Company shall pay to the person exercising such Stock Option an amount equal to the difference between the Fair Market Value of the Stock to have been purchased pursuant to such exercise of such Stock Option (determined on the date the Stock Option is canceled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check or in Stock (or in a form of payment permitted under paragraph
(e) below) having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph (d) only in the event of a written request of the person exercising the Option, which request shall not be binding on the Committee.


     (5)  Settlement in the Form of Restricted Shares or Rights to Receive
          ----------------------------------------------------------------
Deferred Stock. Subject to Sections 15(a) and 15(c) below, shares of Stock
--------------
issued upon exercise of a Stock Appreciation Right or as a Discretionary Payment shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at the time of grant in case of a Stock Appreciation Right (and at the time of payment in the case of a Discretionary Payment) that such shares shall be in the form of shares of Restricted Stock or rights to acquire Deferred Stock, or in the case of a Stock Appreciation Right may reserve the right to so provide at any time after the time of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or the date the Stock Option is canceled in the case of Discretionary Payments.

Section 4.  Restricted Stock; Unrestricted Stock.

     (1)  Nature of Restricted Stock Award. A Restricted Stock Award is an Award
          --------------------------------
entitling the recipient to acquire shares of Stock for a purchase price (which may be zero), subject to such conditions, including a Company right during a specified period or periods to repurchase such shares at their original purchase price (or to require forfeiture of such shares, if the purchase price was zero) upon the participant's termination of employment, as the Committee may determine at the time of grant.

     (2)  Award Agreement. A participant who is granted a Restricted Stock Award
          ---------------
shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such other period as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

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     (3)  Rights as a Shareholder. Upon complying with paragraph (b) above, a
          -----------------------
participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions and Company repurchase or forfeiture rights described in this Section and subject to any other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of any restrictions under the Plan.

     (4)  Restrictions on Transfer. Shares of Restricted Stock may not be sold,
          ------------------------
assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of the participant with the Company and its Subsidiaries for any reason, such shares shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as set forth below:

          (i) The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or other conditions) on which the nontransferability of the Restricted Stock and the obligation to resell such shares to the Company shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive, or subject to Section 13, amend any conditions of the Award.

          (ii) Except as may otherwise be provided in the Award Agreement, in the event of termination of employment of a participant with the Company and its Subsidiaries for any reason (including death), the participant or the participant's legal representative shall offer to resell to the Company, at the price paid therefor, all Restricted Stock and the Company shall have the right to purchase the same at such price, or if the price was zero to require forfeiture of the same, provided that except as provided in the Award Agreement, the Company must exercise such right of repurchase or forfeiture not later than the 60th day following such termination of employment.

     (5)  Waiver, Deferral, and Investment of Dividends. The Restricted Stock
          ---------------------------------------------
Award Agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

     (6)  Unrestricted Stock. The Committee may, in its sole discretion, grant
          ------------------
(or sell at such purchase price, if any, as the Committee may determine) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any sale of Unrestricted Stock must take place within 60 days (or such other period as the Committee may specify) after the time of grant of the right to purchase such shares.

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Section 5.  Deferred Stock Awards.


     (1)  Nature of Deferred Stock Award. A Deferred Stock Award is an award
          ------------------------------
entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may also condition such acquisition on the attainment of specified performance goals.

     (2)  Award Agreement. A participant who is granted a Deferred Stock Award
          ---------------
shall have no rights with respect to such Award unless within 60 days of the grant of such Award or such other period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award Agreement.

     (3)  Restrictions on Transfer. Deferred Stock Awards and all rights with
          ------------------------
respect to such Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered.

     (4)  Rights as a Shareholder. A participant receiving a Deferred Stock
          -----------------------
Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate for shares of Deferred Stock only upon satisfaction of all conditions therefor specified in the Deferred Stock Award Agreement.

     (5)  Termination. Except as may otherwise be provided in the Award
          -----------
Agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (6)  Acceleration, Waiver, etc. At any time prior to the participant's
          -------------------------
termination of employment the Committee may in its discretion accelerate, waive, or, subject to Section 13, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award Agreement.

     (7)  Payments in Respect of Deferred Stock. Without limiting the right of
          -------------------------------------
the Committee to specify different terms, the Deferred Stock Award Agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

Section 6. Performance Unit Awards.

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     (1)  Nature of Performance Units. A Performance Unit Award is an award
          ---------------------------
entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Units may be awarded independent of or in connection with the granting of any other Award under the Plan.

     (2)  Award Agreement. A participant shall have no rights with respect to a
          ---------------
Performance Unit Award unless, within 60 days of the grant of such Award or such other period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award Agreement.

     (3)  Restrictions on Transfer. Performance Unit Awards and all rights with
          ------------------------
respect to such Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (4)  Rights as a Shareholder. A participant receiving a Performance Unit
          -----------------------
Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions therefor specified in the Performance Unit Award Agreement.

     (5)  Termination. Except as may otherwise be provided by the Committee at
          -----------
any time prior to termination of employment, a participant's rights in all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (6)  Acceleration, Waiver, etc. At any time prior to the participant's
          -------------------------
termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive, or, subject to Section 13, amend any or all of the goals, restrictions, or conditions imposed under any Performance Unit Award.

     (7)  Exercise. The Committee in its sole discretion shall establish
          --------
procedures to be followed in exercising any Performance Unit, which procedures shall be set forth in the Performance Unit Award Agreement. The Committee may at any time provide that payment under a Performance Unit shall be made, upon satisfaction of the applicable performance goals, without exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any

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

Award shall reduce the number of shares subject to the related award on such basis as is specified in the Performance Unit Award Agreement

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

Section 7.  Other Stock-Based Awards; Supplemental Grants.

     (1)  Nature of Awards. The Committee may grant other Awards under which
          ----------------
Stock is or may in the future be acquired ("Other Stock-based Awards"). Such awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Subject to the purchase price limitations in paragraph (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by Company right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

     (2)  Purchase Price; Form of Payment. The Committee may determine the
          -------------------------------
consideration, if any, payable upon the issuance or exercise of an Other Stock-based Award. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

     (3)  Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of
          --------------------------------------------------------------------
Restrictions. The Committee may determine the conditions under which an Other
------------
Stock-based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive, or, subject to Section 13, amend any or all of the limitations or conditions imposed under any Other Stock-based Award.

     (4)  Award Agreements. A participant shall have no rights with respect to
          ----------------
any Other Stock-based Award unless within 60 days after the grant of such Award (or such other period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-based Award Agreement.

     (5)  Nontransferability. Other Stock-based Awards may not be transferred
          ------------------
other than by will or by the laws of descent and distribution and if requiring exercise shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (6)  Rights as a Shareholder. A recipient of any Other Stock-based Award
          -----------------------
will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-based Award Agreement.


     (7)  Deemed Dividend Payments; Deferrals. Without limiting the right of the
          -----------------------------------
Committee to specify different terms, an Other Stock-based Award Agreement may require or

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

permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

     (8)  Supplemental Grants. The Company may in its sole discretion make a
          -------------------
loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be made either in connection with the exercise of a Stock Option, a Stock Appreciation Right, or an Other Stock-based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal income tax in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder if it determines that the making of such loan is in the best interest of the Company, and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Common Stock issued, have a term (including extensions) exceeding ten years in duration, or be in an amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in the following paragraph.

     The Committee may at any time authorize a cash payment in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award which shall not exceed the amount which would be required in order to pay in full the federal income tax due as a result of income recognized under both the Award and such cash payment, in each case assuming that such income is taxed at the regular maximum marginal rate applicable to individuals under the Code as in effect at the time such income is includable in the recipient's income. Subject to the foregoing, the Committee shall have complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of each such payment.

Section 8. Transfer, Leave of Absence, Etc.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (1) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (2) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

Section 9.  Amendments and Termination.

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by stockholders, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code or the requirements of Section 162(m) of the Code as in effect on the date of such amendment.

Section 10. Status of Plan.

         With respect to the portion of any Award which has not been exercised and any payments in cash, stock, or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trust or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

Section 11. General Provisions.

         (1) No Distribution; Compliance with Legal Requirements, etc. The
             --------------------------------------------------------
Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (2) Other Compensation Arrangements; No Employment Rights. Nothing
             -----------------------------------------------------
contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (3) Tax Withholding, etc. Each participant shall, no later than the date as
         --------------------
of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

Section 12. Effective Date of Plan.

     The Plan shall not become effective unless approved by the stockholders of the Company in a manner satisfying the stockholder approval requirements under Sections 162(m) and 422 of the Code. Subject to such effectiveness, and to the requirement that no Stock may be issued hereunder prior to such approval, Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.


ADOPTED:   March 9, 1999

                                   Exhibit A
                                   ---------

     A Change of Control will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing more than 30% of the combined voting power of the Company's then-outstanding securities (other than as a result of acquisition of such securities from the Company); (ii) there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulations 14A promulgated under the Securities Exchange Act of 1934 (the "Act") (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement; (iii) the Company is a party to, or the stockholders approve, a merger, consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or be being converted into vesting securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction, in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities), a sale of all or substantially all assets, or a plan of liquidation; or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof, provided, however, that
                                                       --------  -------
any director who is not in office at the date hereof but whose election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be deemed to have been in office at the date hereof for purposes of this definition.

     Notwithstanding the foregoing provisions of this Exhibit A, a "Change in Control" will not be deemed to have occurred solely because of the acquisition of securities of the Company (or any reporting requirements under the Act relating thereto) by an employment benefit plan maintained by the Company for its employees.